UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 21, 2004

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-2121

Not applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

Attached as an exhibit is a press release issued by Verizon Communications Inc. on May 21, 2004, announcing an agreement to sell wireline-related businesses in Hawaii.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1  Press release issued by Verizon Communications Inc. dated May 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc. (Registrant)

Date:	May 21, 2004	/s/ David H. Benson

David H. Benson
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Verizon Communications Inc. dated May 21, 2004.